                              CALL OPTION AGREEMENT

                                TABLE OF CONTENTS

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                                                                                                  PAGE
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
SECTION 1: DEFINITIONS........................................................................      1

         1.1      Certain Definitions.........................................................      1
         1.2      Pronouns....................................................................      3

SECTION 2:  CALL OPTION.......................................................................      3

         2.1      Grant of Call Option; Exercise Price........................................      3
         2.2      Manner of Exercising Call Option............................................      4
         2.3      Management Shares and Management Options....................................      4
         2.4      Extension of Call Option....................................................      5
         2.5      Issuance of ACS Series C Preferred Stock....................................      5
         2.6      Shareholder Approval........................................................      5

SECTION 3:  PUT OPTION........................................................................      5

         3.1      Grant of Put Option.........................................................      5
         3.2      Exercise of Put Option;  Closing Date.......................................      5
         3.3      Management Shares and Management Options....................................      6
         3.4      Issuance of ACS Series C Preferred Stock....................................      6
         3.5      Shareholder Approval........................................................      6

SECTION 4:  TRANSFER..........................................................................      6

         4.1      Legend......................................................................      6
         4.2      No Transfer.................................................................      6

SECTION 5:  ANTIDILUTION......................................................................      7

         5.1      Adjustments.................................................................      7

SECTION 6:  REGISTRATION RIGHTS...............................................................      7

         6.1      Registration Rights.........................................................      7

SECTION 7:  REPRESENTATIONS AND WARRANTIES....................................................      7

         7.1      Representations and Warranties of ACS.......................................      7
         7.2      Representations and Warranties of the Company...............................      8
         7.3      Representations and Warranties of the Preference Holders....................      9

CALL OPTION AGREEMENT

SECTION 8: MISCELLANEOUS......................................................................     11

         8.1      No Inconsistent Agreements..................................................     11
         8.2      Remedies....................................................................     11
         8.3      Amendments and Waivers......................................................     11
         8.4      Successors and Assigns......................................................     11
         8.5      Severability................................................................     11
         8.6      Counterparts................................................................     11
         8.7      Descriptive Headings........................................................     11
         8.8      Governing Law...............................................................     12
         8.9      Notices.....................................................................     12
         8.10     Entire Agreement............................................................     13
         8.11     Further Action..............................................................     13
         8.12     Tax Consequences............................................................     13












THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                              CALL OPTION AGREEMENT

        THIS CALL OPTION AGREEMENT (this "Agreement") is made and entered into this 27th day of June, 1997 (the "Effective Date") by and among Advanced Corneal Systems, Inc., a California corporation ("ACS"), Visionex Pte. Ltd., a Singapore corporation (the "Company") and each individual or entity listed on the attached Exhibit A (the "Preference Holders").

                                    RECITALS

        WHEREAS, subject to the conditions set forth herein, the Preference Holders hereby grant to ACS an option to purchase all Preference Shares owned by the Preference Holders.

        WHEREAS, subject to the conditions set forth herein, ACS hereby grants to the Preference Holders the right to require ACS to purchase all Preference Shares owned by the Preference Holders.

        WHEREAS, the Company desires to facilitate the transactions contemplated herein.

        NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties hereto agree as follows:

                             SECTION 1: DEFINITIONS

        1.1 Certain Definitions.

        "ACS Common Stock" means the number of shares of Common Stock of ACS to be issued in accordance with the terms of this Agreement.

        "ACS Series C Shares" means the number of shares of Series C Preferred Stock of ACS which may be issued in accordance with the terms of this Agreement.

        "Annual Revenues" shall mean the product of four (4) times revenues of the Company determined in accordance with generally accepted accounting principles for the fiscal quarter immediately preceding the Call Option Exercise Date.

        "Call Option" shall have the meaning set forth in Section 2.1 of this Agreement.

        "Call Option Closing Date" shall have the meaning set forth in Section
2.2 of this



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

Agreement.

        "Call Option Exercise Date" means the date ACS gives notice to the Company and the Preference Holders in accordance with Section 2.2 of this Agreement.

        "Call Option Period" means the two (2) year period commencing on the third anniversary of the Effective Date and ending on the fifth anniversary of the Effective Date.

        "Call Option Record Date" means the date which is twenty (20) days following the Call Option Exercise Date.

        "Delaying Holders" shall have the meaning set forth in Section 2.4 of this Agreement.

        "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

        "Exercising Holder" shall have the meaning set forth in Section 3.2 of this Agreement.

        "Management Options" means options to purchase Ordinary Shares of the Company issued to officers, employees, or directors of the Company pursuant to a plan or arrangement approved by the board of directors of the Company.

        "Management Shares" means Ordinary Shares of the Company issued (i) directly to officers, employees, or directors of the Company and (ii) upon the exercise of Management Options.

        "Nasdaq National Market Issuer" shall have the meaning set forth in Rule 4460 of the National Association of Securities Dealers, Inc. Manual.

        "Ordinary Shares" means the ordinary shares in the share capital of the Company.

        "Preference Holders" shall have the meaning set forth in the first paragraph of this Agreement.

        "Preference Shares " means (i) all Ordinary Shares issued or issuable upon conversion of the Company's Preference Shares purchased by a Preference Holder directly from the Company or acquired pursuant to a transfer in accordance with Section 4.2 hereof and (ii) all outstanding Preference Shares.

        "Purchase Agreement" shall have the meaning set forth in Section 2.5 of this Agreement.

        "Put Option" shall have the meaning set forth in Section 3.1 of this Agreement.

        "Put Option Closing Date"shall have the meaning set forth in Section 3.2 of this Agreement.

        "Put Option Exercise Date" means the date an Exercising Holder delivers the Put Option Exercise Notice.



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

        "Put Option Period" means the three (3) year period commencing on the second anniversary of the Effective Date and ending on the fifth anniversary of the Effective Date.

        "Put Option Record Date" means the date which is five (5) days following the Put Option Exercise Date.

        1.2 Pronouns. When used herein, the pronoun "his" shall mean his, her or its, as appropriate and "him" and "he" have corresponding meanings.

                             SECTION 2: CALL OPTION

        2.1 Grant of Call Option; Exercise Price. Subject to the terms and conditions herein set forth, each Preference Holder hereby grants ACS an option to purchase the number of Preference Shares as set forth for such Preference Holder on Exhibit A (the "Call Option "). The per share purchase price to be paid by ACS for each Preference Share shall be a fraction, the numerator of which is the number of shares of ACS Common Stock corresponding to Annual Revenues or, subject to Section 2.5 herein, ACS Series C Shares, as set forth in Table 2.1(a) below, and the denominator of which is the number of Preference Shares that are outstanding on the Call Option Record Date.

                                  TABLE 2.1(a)


    ANNUAL REVENUES (1)                       ACS COMMON STOCK ISSUABLE UPON
(in millions of U.S. dollars)                          EXERCISE (2)
          0-8                                           2,252,694
          8-9                                           2,386,027
          9-10                                          2,519,361
         10-11                                          2,652,694
         11-12                                          2,786,028
         12-13                                          2,919,361
         13-14                                          3,052,694
         14-15                                          3,186,028
         15+                                            3,319,361

(1) The upper value of each range includes the endpoint. The lower value of each range does not include the endpoint.

(2) The number of shares of ACS Common Stock or ACS Series C Shares issuable upon exercise of the Call Option shall be decreased by the number of shares of ACS Common Stock or ACS Series C Shares issued previously pursuant to the Put Option.

        2.2 Manner of Exercising Call Option. Except as provided in Section 2.4, ACS may exercise the Call Option at any time during the Call Option Period, by giving notice, in substantially the form attached hereto as Exhibit B, to the Company and the Preference Holders. The purchase of the Preference Shares by ACS shall take place on the date which shall be not less than ten (10) nor more than thirty (30) days after the Call Option Record Date (the "Call Option Closing Date"); provided, however, the Call Option Date shall not occur before the requirements of Section 2.6 have


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

been satisfied, if applicable. ACS may purchase all, but not less than all, of the Preference Shares that are outstanding on the Call Option Record Date. For purposes of determining the number and owners of Preference Shares, the Company shall, within five (5) days following the Call Option Record Date, certify in writing to ACS the number of Preference Shares owned of record or beneficially by each Preference Holder and the address of each Preference Holder. On the Call Option Closing Date, each Preference Holder shall deliver all Preference Shares owned by such Preference Holder duly endorsed for transfer to ACS and free and clear of any imperfections of title, lien, claim, encumbrance, restriction or charge other than restrictions on transfer imposed by the securities laws of the United States or the Republic of Singapore.

        2.3 Management Shares and Management Options.

             (a) Obligation to Purchase and Assume. If at the time ACS exercises the Call Option the aggregate purchase price for the Preference Shares is equal to 3,319,361 shares of ACS Common Stock, less the number of shares of ACS Common Stock issued previously pursuant to, or issuable upon, the exercise of the Put Option, then ACS shall (i) purchase all Management Shares outstanding on the Call Option Closing Date and (ii) assume all the Management Options outstanding on the Call Option Closing Date. Each Management Share shall be exchanged for
0.26 shares of ACS Common Stock; provided, however, that in no event shall ACS exchange more than 650,000 shares of ACS Common Stock pursuant to this Section 2.3, and each holder of a Management Share shall deliver all Management Shares owned by such holder duly endorsed for transfer to ACS and free and clear of any imperfections of title, lien, claim, encumbrance, restriction or charge other than restrictions on transfer imposed by the securities laws of the United States or the Republic of Singapore. Each Management Option assumed by ACS shall be exercisable upon the same terms and conditions as under the Management Option except that (i) such Management Option shall entitle the holder to purchase from ACS the number of shares of ACS Common Stock (rounded down to the nearest whole number of such shares) that equals the product of 0.26 times the number of Ordinary Shares subject to such Management Option and (ii) the exercise price per share of the Management Option shall be an amount (rounded down to the nearest whole number) equal to the exercise price per share of the Management Option divided by 0.26. As promptly as practicable following the Call Option Closing Date, ACS shall issue to each holder of a Management Option a written instrument informing such holder of the assumption by ACS of such Management Option.

             (b) Option to Purchase and Assume. If at the time ACS exercises the Call Option the aggregate purchase price for the Preference Shares is less than 3,319,361 shares of ACS Common Stock less the number of shares of ACS Common Stock issued previously pursuant to, or issuable upon, the exercise of the Put Option, then ACS shall have the right, but shall not be obligated, to (i) purchase all Management Shares and (ii) assume all the Management Options, on the terms set forth in Section 2.3(a).

        2.4 Extension of Call Option. If within ten (10) days following the Call Option Exercise Date the holders of a majority of the then outstanding Preference Shares (the "Delaying Holders") provide ACS with written notice of their election to defer the date on which ACS may exercise the Call Option, then ACS's right to exercise the Call Option shall be deferred, for a period not to exceed two years after the Call Option Exercise Date, to a new Call Option Exercise Date selected by the Delaying Holders at the time such notice is given; provided, however, that the


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

Preference Holders may not utilize this right more than once during the term of this Agreement.

        2.5 Issuance of ACS Series C Preferred Stock. If on the Call Option Closing Date, ACS's outstanding Series C Preferred Stock shall not have been automatically converted pursuant to paragraph IV.4(b) (or any successor provision) of ACS's then current Articles of Incorporation, then ACS Series C Shares and not shares of ACS Common Stock shall be issued to the holders of the Preference Shares at such closing.

        2.6 Shareholder Approval. If ACS is a Nasdaq National Market Issuer as of the Call Option Exercise Date, then ACS shall, if required, obtain shareholder approval to issue the shares of ACS Common Stock pursuant to this
Section 2 prior to such issuance.

                              SECTION 3: PUT OPTION

        3.1 Grant of Put Option. ACS hereby grants each Preference Holder the right to require ACS to purchase at any time during the Put Option Period the number of Preference Shares as set forth for such Preference Holder on Exhibit A (the "Put Option"). The per share purchase price to be paid by ACS for each Preference Share shall be the number of shares of ACS Common Stock or, subject to Section 3.4 herein, ACS Series C Shares, equal to the quotient of (A) divided by (B), where (A) equals 2,252,694 shares of ACS Common Stock and (B) equals the total number of Preference Shares as set forth on Exhibit A.

        3.2 Exercise of Put Option; Closing Date. Each Preference Holder may exercise the Put Option by giving notice (an "Exercising Holder"), in substantially the form attached hereto as Exhibit C (the "Put Option Exercise Notice"), to ACS at any time during the Put Option Period. The purchase of the Preference Shares by ACS shall take place on the date selected by ACS, which shall be not less than ten (10) nor more than thirty (30) days after the Put Option Exercise Date (the "Put Option Closing Date"); provided, however, the Put Option Closing Date shall not occur before the requirements of Section 3.5 have been satisfied, if applicable. ACS will purchase the number of Preference Shares from each Exercising Holder set forth in the Put Option Exercise Notice; provided, however, that the number of Preference Shares to be purchased by ACS shall not be less than fifty percent (50%) of the Preference Shares as set forth for the Exercising Holder on Exhibit A. On the Put Option Closing Date, the Exercising Holder shall deliver the number of Preference Shares set forth in the Put Option Exercise Notice duly endorsed for transfer to ACS and free and clear of any imperfections of title, lien, claim, encumbrance, restriction or charge other than restrictions on transfer imposed by the securities laws of the United States or the Republic of Singapore.

        3.3 Management Shares and Management Options. If at the time of the Put Option Exercise Date each Preference Holder exercises its right to require ACS to purchase all Preference Shares as set forth for such Preference Holder on Exhibit A, then ACS shall have the right, but shall not be obligated, to (i) purchase all Management Shares and (ii) assume all the Management Options, on the terms set forth in Section 2.3(a).

        3.4 Issuance of ACS Series C Preferred Stock. If on the Put Option Closing Date, ACS's outstanding Series C Preferred Stock shall not have been automatically converted pursuant to



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

paragraph IV.4(b) (or any successor provision) of ACS's then current Articles of Incorporation, then shares of ACS Series C Preferred Stock and not ACS Common Stock shall be issued to the holders of the Preference Shares at such closing.

        3.5 Shareholder Approval. If ACS is a Nasdaq National Market Issuer as of the Call Option Exercise Date, then ACS shall obtain shareholder approval to issue the shares of ACS Common Stock pursuant to this Section 2 prior to such issuance.

                               SECTION 4: TRANSFER

        4.1 Legend. The certificates representing the Preference Shares held by the Preference Holders shall have endorsed thereon the following legend:

                "The securities represented by this certificate are subject to purchase by ACS in accordance with the terms of a Call Option Agreement dated June 27, 1997 by and among the Company, ACS, and the Preference Holders listed on Exhibit A attached thereto, as may be amended from time to time, a copy of which is on file with the Secretary of the Company."

             The Company hereby covenants to place a stop transfer order against the Preference Shares held by the Preference Holders, and each Preference Holder hereby irrevocably authorizes the Company to do so.

        4.2 No Transfer. Except for the sale of the Preference Shares to ACS in accordance with the terms of this Agreement, no Preference Holder shall alienate, sell, give, transfer, assign, bequeath, pledge or hypothecate any Preference Shares beneficially owned by him or create or permit to exist any lien thereon or security interest therein, other than by will or intestacy. Any attempted transfer or other act in violation of this Section 4.2 shall be of no effect and the attempted transferee or other party shall receive no rights in the Preference Shares or under this Agreement. The Company agrees that it will not transfer any Preference Shares held by the Preference Holders on the stock transfer records of the Company. Notwithstanding the above, the Preference Shares held by the Preference Holders may be assigned by a Preference Holder to a limited partner, general partner or other affiliate of a Preference Holder, provided that such assignee has agreed to be bound by the terms and conditions of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

                             SECTION 5: ANTIDILUTION

        5.1 Adjustments. All shares of ACS Common Stock or ACS Series C Preferred Stock issued upon exercise of the Call Option or Put Option shall be adjusted for stock splits, stock dividends, recapitalizations, reorganizations and combinations. With respect to these shares, it is the intent of the Company, ACS and the Preference Holders that no such adjustment shall result in an increase or decrease in the aggregate value to be received by the Preference Holders in the form of shares of ACS Common Stock or ACS Series C Preferred Stock to be issued in exchange for the Preference Shares on the Call Option Closing Date or Put Option Closing Date, as applicable.

                         SECTION 6: REGISTRATION RIGHTS

        6.1 Registration Rights. The Preference Holders are parties to that certain Investors Rights Agreement with ACS, dated June 27, 1997, entered into pursuant to the ACS Series C Preferred Stock Purchase Agreement, dated June 27, 1997, and the shares of ACS Common Stock issuable under this Agreement are and ACS shall procure that such securities remain "Registrable Securities" under the terms of such Investors Rights Agreement.

                    SECTION 7: REPRESENTATIONS AND WARRANTIES

        7.1 Representations and Warranties of ACS. ACS represents and warrants to the Company and the Preference Holders as of the date hereof as follows:

             (a) Organization. ACS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and is duly qualified to do business and is in good standing in each of the other jurisdictions in which it owns or leases property or conducts business except where the failure to be so qualified would not have a material adverse effect on its business.

             (b) Authorization. ACS has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business. ACS has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of ACS. This Agreement has been duly executed and delivered by ACS and constitutes a valid and binding obligation of ACS enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights in general.

             (c) Governmental Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required by or with respect to ACS in connection with the execution and delivery of this Agreement by ACS or the consummation by ACS of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a material adverse effect on ACS taken as a whole.

             (d) No Conflict. The execution and delivery of this Agreement by ACS and the performance of its obligations hereunder (i) will not be in violation or breach of, and will not conflict with or constitute a default under, any of the terms of the Articles of Incorporation or Bylaws of ACS, or any note, debt instrument, security agreement, lease, deed of trust or mortgage, or any other contract, agreement or commitment binding upon ACS or any of its assets or properties; (ii) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of the assets or properties of ACS; and (iii) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over ACS or any of its assets or properties other than any such conflicts, violations, defaults, terminations, cancellations or accelerations which individually or in the aggregate would not have a material adverse effect on ACS taken as a whole. No consents, waivers or approvals of third parties material to the operations of ACS are required to be obtained by ACS in connection with the execution and delivery of this Agreement and the performance of ACS's obligations hereunder.

             (e) Issuance of the Common Stock of ACS. The shares of ACS Common Stock and Series C Preferred Stock issuable upon exercise of the Call Option or the Put Option hereunder and the shares of ACS Common Stock issuable upon conversion of such shares of Series C Preferred Stock have been duly and validly reserved for issuance and when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable.

        7.2 Representations and Warranties of the Company. The Company represents and warrants to ACS and the Preference Holders as of the date hereof as follows:

             (a) Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the country of Singapore, and is duly qualified to do business and is in good standing in each of the other jurisdictions in which it owns or leases property or conducts business except where the failure to be so qualified would not have a material adverse effect on its business.

             (b) Capitalization. The authorized, issued and outstanding capital stock of the Company on the Effective Date of this Agreement is as set forth on Exhibit D hereto. All of such issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable.

             (c) Authority. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights in general.

             (d) Governmental Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a material adverse effect on the Company taken as a whole.

             (e) No Conflict. The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder (i) will not be in violation or breach of, and will not conflict with or constitute a default under, any of the terms of the Articles of Incorporation or Bylaws of the Company, or any note, debt instrument, security agreement, lease, deed of trust or mortgage, or any other contract, agreement or commitment binding upon the Company or any of its assets or properties; (ii) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of the assets or properties of the Company; and (iii) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of its assets or properties other than any such conflicts, violations, defaults, terminations, cancellations or accelerations which individually or in the aggregate would not have a material adverse effect on the Company taken as a whole. No consents, waivers or approvals of third parties material to the operations of the Company are required to be obtained by the Company in connection with the execution and delivery of this Agreement and the performance of the Company's obligations hereunder.

             (f) Issuance of the Preference Shares. The Preference Shares were duly and validly authorized and issued, fully paid and nonassessable.

             (g) Full Disclosure. The information furnished by or on behalf of the Company pursuant to this Agreement at any time prior to the Closing, taken as a whole, does not and will not contain any untrue statement of a material fact, and does not and will not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement was made, not misleading.

        7.3 Representations and Warranties of the Preference Holders. Each Preference Holder represents and warrants, severally and not jointly, to ACS and the Company as of the date hereof as follows:

             (a) Authority. This Agreement constitutes a valid and binding obligation enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights in general.

             (b) Ownership of Preference Shares; No Conflict. Each Preference Holder represents and warrants as of this date, and covenants that (i) he has the right to enter into this Agreement, to transfer to ACS all or any part of the Preference Shares as set forth for such Preference Holder on Exhibit A, free and clear of any imperfections of title, lien, claim, encumbrance, restriction or charge (other than restrictions on resale that may arise under applicable federal and state securities laws); (ii) the Preference Shares, are not and will not be subject to any right of first refusal, right of repurchase or any similar right granted to, or retained by, the Preference Holder, any shareholder of the Company or any other person, other than the certain right of first refusal set forth in Section 9 of the Joint Venture Agreement entered into by and among the Company and the Preference Holders; and (iii) there is no provision of any existing agreement, and the Preference Holder will not enter into an agreement, by which the Preference Holder is or would be bound (or to which the Preference Holder is or would become subject) that conflicts or would conflict with this Agreement or the performance of the Preference Holder's obligations under this Agreement.

             (c) Additional Representations. If ACS's counsel reasonably deems it necessary, the transfer of any of the shares of ACS Common Stock upon the exercise of either the Call Option or the Put Option may be conditioned upon the Preference Holder representing to ACS that:

                    (i) the shares of ACS Common Stock are being acquired (a) for the Preference Holders's own account, not for the account of any other person, and (b) for investment and not with a view to distribution or resale except in compliance with applicable laws regulating securities;

                    (ii) the Preference Holder is capable of evaluating the merits and risks of its investment in the shares of ACS Common Stock and the amount of such investment is within the Preference Holder's risk capital means;

                    (iii) the Preference Holder understands and acknowledges that an investment in ACS as represented by the shares of ACS Common Stock is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part;

                    (iv) the Preference Holder understands and acknowledges that he must bear the economic risk of investment for an indefinite period of time because the transfer to the Preference Holder of the shares of ACS Common Stock has not been registered under the Securities Act of 1933, as amended (the "Act"), and such shares cannot be transferred by the Preference Holder unless such transfer is registered under the Act or registration is not required in connection with such transfer; and

                    (v) such other representations as are required in the opinion of ACS's counsel, reasonably satisfactory to the Preference Holder, to comply with applicable state or federal securities laws.

             (d) Full Disclosure. The information furnished by or on behalf of each Preference Holder pursuant to this Agreement, taken as a whole, does not and will not contain any untrue statement of a material fact, and does not and will not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement was made, not misleading.

                            SECTION 8: MISCELLANEOUS

        8.1 No Inconsistent Agreements. Neither the Company nor ACS nor any Preference Holder will hereafter enter into any agreement which is inconsistent with this Agreement.

        8.2 Remedies. Any party having rights under any provision of this Agreement shall have all rights and remedies set forth in this Agreement, and all rights and remedies which such party has been granted at any time under any other agreement or contract and all of the rights which such party has under any law. Any party having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provisions of this Agreement and to exercise all other rights granted by law.

        8.3 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, ACS and holders of at least a majority of the Preference Shares outstanding at the time of the amendment or waiver; provided, however, that any amendment to or waiver of any provision of this Agreement that would adversely affect a particular Preference Holder in a manner different from the other Preference Holders shall require the approval of the Preference Holders so adversely affected. Any such amendment or waiver shall bind the Company, ACS and the Preference Holders.

        8.4 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

        8.5 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        8.6 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

        8.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        8.8 Governing Law. The corporate law of California will govern all issues concerning the relative rights of the Company, ACS and the Preference Holders. All other questions concerning the construction, validity and interpretation of this Agreement and the Exhibits and Schedules hereto will be governed by and construed in accordance with the domestic laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

        8.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) upon personal delivery; (ii) upon transmission by facsimile (receipt verified); (iii) upon the fifth day following deposit by registered or certified mail (return receipt requested), postage prepaid, and, if delivered to a party overseas, by air mail; or (iv) upon the second day following dispatch by express courier service (receipt verified), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

                           To ACS:

                           ACS Corporation
                           15279 Alton Parkway, Suite 100
                           Irvine, CA  92618
                           Attn:    John Parrish

                           With Copies to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, CA 94304-1050
                           Attention: J. Casey McGlynn
                           Telephone. (415) 493-9300
                           Facsimile: (415) 493-6811

                           To the Company:

                           Visionex Pte. Ltd.
                           1 Robinson Road, #18 - 00 AIA Tower
                           Singapore 048542


                           To the Preference Holders:
                           At the addresses set forth on Exhibit A.

                           With Copies to:

                           Heller, Ehrman, White & McAuliffe
                           50 Raffles Place, #17-04
                           Singapore  048623
                           Telephone:  (65) 538-1756
                           Facsimile:    (65) 538-1537

        8.10 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements or representations by or between such parties, written or oral, that may have related in any way to the subject matter hereof.

        8.11 Further Action. Each party hereto shall take such further action and shall execute and deliver such further documents as reasonably may be requested by any other party in order to carry out the provisions and purposes of this Agreement.

        8.12 Tax Consequences. To the extent any Preference Holder is required to include in income currently upon an exercise of the Call Option or Put Option any amount attributable to its share pursuant to Section 367(b) of the Internal Revenue Code and the Temporary Regulations in effect as of the date hereof ("Section 367(b)"), ACS shall issue to such Preference Holder additional shares of Common Stock of ACS (the "Additional Shares") having a value equal to the amount of tax liability actually incurred by any individual Preference Holder or individual or nonexempt entity partner of such Preference Holder pursuant to
Section 367(b).

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADVANCED CORNEAL SYSTEMS, INC.


By:

Title:
         President


VISIONEX PTE. LTD.


By:

Title:
         President

                             DP III ASSOCIATES, L.P.
                             By:  One Palmer Square Associates III, L.P.

                             By:

                             Its:

                             BIOTECHNOLOGY INVESTMENTS LIMITED
                             By:  Old Court Limited

                             By:

                             Its:

                             DOMAIN PARTNERS III, L.P.
                             By:  One Palmer Square Associates III, L.P.

                             By:

                             Its:

                             SANDERLING VENTURE PARTNERS III, L.P.

                             By:

                             Its:

                             SANDERLING III LIMITED PARTNERSHIP

                             By:

                             Its:


                             SANDERLING III BIOMEDICAL, L.P.

                             By:

                             Its:

                             SANDERLING VENTURE PARTNERS IV, L.P.

                             By:

                             Its:

                             SANDERLING IV LIMITED PARTNERSHIP

                             By:

                             Its:

                             SANDERLING FERI TRUST VENTURE
                             PARTNERS IV, L.P.

                             By:

                             Its:

                             SANDERLING IV BIOMEDICAL, L.P.

                             By:

                             Its:

                             SANDERLING VENTURE MANAGEMENT LLC

                             By:

                             Its:

                             CHANCELLOR VENTURE CAPITAL II, L.P.

                             By:

                             Its:

                             KME VENTURE III, L.P.

                             By:

                             Its:

                             DRAKE & CO. F/B/O CITIVENTURE PRIVATE
                             PARTICIPATION III LIMITED

                             By:

                             Its:

                             ECICS VENTURES PTE. LTD.

                             By:  ECICS Management Pte. Ltd.

                             By:

                             Title:

                             ECICS VENTURES 2 LIMITED
                             By:  ECICS Management Pte. Ltd.

                             By:
                             Title:

                             OCBC, WEARNES & WALDEN INVESTMENTS
                                           (SINGAPORE) LIMITED
                             O,W&W INVESTMENTS LIMITED

                             By:  OCBC, Wearnes & Walden Management
                             (Singapore) Pte. Ltd.

                             By:

                             Title:

                             UOB VENTURE INVESTMENTS LIMITED

                             UOB VENTURE INVESTMENTS II LIMITED

                             By:  UOB Venture Management Pte. Ltd.

                             By:

                             Title:

                             SINGAPORE BIO-INNOVATIONS PTE. LTD.

                             By:

                             Title:

                             VERTEX ASIA LIMITED

                             VERTEX INVESTMENT (II) LIMITED

                             HWH INVESTMENT PRIVATE LIMITED

                             By:  Vertex Management, Inc.

                             By:

                             Title:

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


                                                            Number of         Total Purchase Price
                 Name and Address                       Preference Shares      (Singapore Dollars)

DP III Associates, L.P.                                       44,588            S$     63,760.84
Biotechnology Investments Limited                          1,333,334            S$  1,906,667.62
Domain Partners III, L.P.                                  1,288,751            S$  1,842,913.93
c/o Brian Dovey
One Palmer Square
Princeton, NJ 08542

Sanderling Venture Partners III, L.P.                        389,357            S$    556,780.51
Sanderling III Limited Partnership                           201,689            S$    288,415.27
Sanderling III Biomedical, L.P.                               67,104            S$     95,958.72
Sanderling Venture Partners IV, L.P.                       1,046,912            S$  1,497,084.16
Sanderling IV Limited Partnership                            408,429            S$    584,053.47
Sanderling Feri Trust Venture
   Partners IV, L.P.                                         116,156            S$    166,103.08
Sanderling IV Biomedical, L.P.                               407,560            S$    582,810.80
Sanderling Ventures Management LLC                            29,480            S$     42,156.40
c/o Robert G. McNeil, Ph.D
2730 Sand Hill Road, Suite 200
Menlo Park, CA 94025

Chancellor Venture Capital II, L.P.                          366,301            S$    523,810.43
KME Venture III, L.P.                                         51,282            S$     73,333.26
Drake & Co. f/b/o Citiventure Private                        915,755            S$  1,309,529.65
   Participation III Limited
c/o Peggy Segal
1166 Avenue of the Americas
New York, NY 10036

Singapore Bio-Innovations Pte. Ltd.                        1,333,334            S$  1,906,667.62
250 North Bridge Road, #24-00
Raffler City Tower
Singapore 179101
Attention:  Mr. Yong Sea Teoh

Vertex Asia Limited                                          533,335            S$    762,669.05
Vertex Investment (II) Limited                               533,335            S$    762,669.05
HWH Investment Private Limited                               133,335            S$    190,669.05
c/o Ms. Christina Lim
Vertex Management, Inc.
3 Lagoon Drive, Suite 220
Redwood City, CA 94065

UOB Venture Investments Limited                              333,335            S$    476,669.05
UOB Venture Investments II Limited                           333,335            S$    476,669.05
c/o Kim Seng Tan
UOB Venture Management Pte. Ltd.
80 Raffles Place 10th Storey
UOB Plaza 1
Singapore 048624

OCBC, Wearnes & Walden Investments
   (Singapore) Limited                                       233,335            S$    333,669.05
O,W&W Investments Limited                                    233,335            S$    333,669.05
c/o OCBC, Wearnes & Walden
Management
   (Singapore) Pte. Ltd.
65 Chulia Street #39-01
OCBC Centre
Singapore 049513
Attention:  Daniel Ong

ECICS Ventures Pte. Ltd.                                     111,115            S$    158,894.45
ECICS Ventures 2 Limited                                     222,225            S$    317,781.75
c/o ECICS Management Pte. Ltd.
7 Temasek Boulevard #11-01
Suntec Tower One
Singapore 038987
Attention:  Patrick Yang




TOTAL:                                                    10,666,717            S$ 15,253,405.31

                                    EXHIBIT B

                           CALL OPTION EXERCISE NOTICE


Date:

TO:      VISIONEX PTE. LTD.
         and the holders of Preference Preferred Stock of VISIONEX PTE. LTD.

        Pursuant to the Call Option Agreement dated as of June 27, 1997 by and among Visionex Pte. Ltd. (the "Company"), Advanced Corneal Systems, Inc. ("ACS") and the Preference Holders (the "Agreement"), ACS hereby gives notice of its election to exercise the Call Option to purchase all of the Preference Shares owned by the Preference Holders. Capitalized terms used in this notice shall have the meanings as defined in the Agreement.

        In accordance with Section 2 of the Agreement, ACS requests that five
(5) days after the Call Option Record Date, the Company provide to ACS, in writing, a certification as to the number of outstanding Preference Shares on the Call Option Record Date, the owners of the outstanding Preference Shares on the Call Option Record Date, and the address of each Preference Holders.

        The Call Option Closing Date shall be _______________. ACS hereby requests that the Preference Holders provide to ACS a written certification by each Preference Holder that the representations and warranties made by the Preference Holder in the Agreement are true and correct as of the date of the Preference Holder's certification and will be true and correct as of the Call Option Closing Date. For this purpose, a Preference Holder may sign and return a copy of this letter on the space provided.

Very truly yours,

ADVANCED CORNEAL SYSTEMS, INC.


        The undersigned Preference Holder hereby certifies that the representations and warranties made by him in the Agreement are true and correct as of the date Preference Holder signs this certification and will be true and correct as of the Call Option Closing Date.



Signature


Printed Name

                                    EXHIBIT C

                           PUT OPTION EXERCISE NOTICE


Date:

TO:      ADVANCED CORNEAL SYSTEMS, INC.
         AND VISIONEX PTE. LTD.

        Pursuant to the Call Option Agreement dated as of June 27, 1997 by and among Visionex Pte. Ltd. (the "Company"), Advanced Corneal Systems, Inc. ("ACS") and the Preference Holders (the "Agreement"), the undersigned Preference Holder gives notice of its election to exercise the Put Option to require ACS to purchase Preference Shares owned by the undersigned Preference Holder, which number of shares constitutes at least 50% of the Preference Shares as set forth for the undersigned Preference Holder on Exhibit A of the Agreement. Capitalized terms used in this notice shall have the meanings as defined in the Agreement.

Very truly yours,


Signature


Printed Name

                                    EXHIBIT D

                   VISIONEX PTE. LTD. CAPITALIZATION SCHEDULE


                                                        Number of
            Name/Address                            Preference Shares

DP III Associates, L.P.                                    44,588
Biotechnology Investments Limited                       1,333,334
Domain Partners III, L.P.                               1,288,751
c/o Brian Dovey
One Palmer Square
Princeton, NJ 08542
Sanderling Venture Partners III, L.P.                     389,357
Sanderling III Limited Partnership                        201,689
Sanderling III Biomedical, L.P.                            67,104
Sanderling Venture Partners IV, L.P.                    1,046,912
Sanderling IV Limited Partnership                         408,429
Sanderling Feri Trust Venture
   Partners IV, L.P.                                      116,156
Sanderling IV Biomedical, L.P.                            407,560
Sanderling Venture Management LLC                          29,480
c/o Robert G. McNeil, Ph.D
2730 Sand Hill Road, Suite 200
Menlo Park, CA 94025
Chancellor Venture Capital II, L.P.                       366,301
KME Venture III, L.P.                                      51,282
Drake & Co. f/b/o Citiventure Private                     915,755
   Participation III Limited
c/o Peggy Segal
1166 Avenue of the Americas
New York, NY 10036
Singapore Bio-Innovations Pte. Ltd.                     1,333,334
250 North Bridge Road, #24-00
Raffler City Tower
Singapore 179101
Attention:  Mr. Yong Sea Teoh
Vertex Asia Limited                                       533,335
Vertex Investment (II) Limited                            533,335
HWH Investment Private Limited                            133,335
c/o Ms. Christina Lim
Vertex Management, Inc.
3 Lagoon Drive, Suite 220
Redwood City, CA 94065


UOB Venture Investments Limited                           333,335
UOB Venture Investments II Limited                        333,335
c/o Kim Seng Tan
UOB Venture Management Pte. Ltd.
80 Raffles Place 10th Storey
UOB Plaza 1
Singapore 048624
OCBC, Wearnes & Walden Investments
   (Singapore) Limited                                    233,335
O,W&W Investments Limited                                 233,335
c/o OCBC, Wearnes & Walden Management
   (Singapore) Pte. Ltd.
65 Chulia Street #39-01
OCBC Centre
Singapore 049513
Attention:  Daniel Ong
ECICS Ventures Pte. Ltd.                                  111,115
ECICS Ventures 2 Limited                                  222,225
c/o ECICS Management Pte. Ltd.
7 Temasek Boulevard #11-01
Suntec Tower One
Singapore 038987
Attention:  Patrick Yang


           Total Preference Shares Outstanding         10,666,717